CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Thomas M. Goodrum, Jr., C.F.A., President of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m(a) or 78(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 22, 2003   /s/ Thomas M. Goodrum
      ------------------   -----------------------------------------------------
                           Thomas M. Goodrum, Jr., C.F.A., President
                           (principal executive officer)



I, Helen E. Webb, Treasurer of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m(a) or 78(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 22, 2003   /s/ Helen E. Webb
     -------------------   -----------------------------------------------------
                           Helen E. Webb, Treasurer
                           (principal financial officer)